UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2017

SPECTRA ENERGY PARTNERS, LP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33556	41-2232463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court,

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

On April 13, 2017, the Audit Committee (the “Audit Committee”) of the Board of Directors of Spectra Energy Partners GP, LLC, the general partner of Spectra Energy Partners (DE) GP, LP, which is the general partner of Spectra Energy Partners, LP (the “Partnership”), dismissed Deloitte & Touche LLP (“Deloitte”) as the Partnership’s independent registered public accounting firm and approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The auditor reports by Deloitte on the Partnership’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Partnership’s two most recent fiscal years ended December 31, 2016 and 2015 and during the subsequent interim period from January 1, 2017 through April 13, 2017, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided Deloitte with a copy of this Current Report on Form 8-K and requested that it furnish the Partnership with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the Partnership’s two most recent fiscal years or subsequent interim period, the Partnership has not consulted with PwC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, nor did PwC provide advice to the Partnership, either written or oral, that was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Partnership’s two most recent fiscal years or subsequent interim period, the Partnership has not consulted PwC on any matter that was the subject of a disagreement or a reportable event.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP
(Registrant)

	By:	Spectra Energy Partners (DE) GP, LP, its general partner

	By:	Spectra Energy Partners GP, LLC, its general partner

Date: April 19, 2017	By:	/s/ ALLEN CAPPS
Allen Capps
Controller
(Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

16.1	Letter of Deloitte & Touche LLP